UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

U.S. GOLD CORP.	CONTROL ID:
1910 E. Idaho Street - Suite 102 - Box 604
Elko, NV 89801

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE U.S. GOLD CORP. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 28, 2025

DATE: April 28, 2025

TIME: AT 9:00 AM (MOUNTAIN TIME)

LOCATION: To be held virtually by calling 877-407-3088 (toll free),

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT AND ANNUAL REPORT) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.usgold.vote. To submit your proxy while visiting this site, you will need the control ID in the box above.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1:Go to www.usgold.vote
Step 2:To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3:To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME April 27, 2025.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE APRIL 4, 2025.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL	SEND THIS CARD TO	www.usgold.vote	proxy@equitystock.com
212-575-5757	1-347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the VIRTUAL meeting and vote aT THE MEETING: PLEASE VISIT WWW.USGOLD.VOTE FOR INFORMATION ON HOW TO PARTICIPATE IN THE COMPANY’S VIRTUAL MEETING. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Voting items

The board of directors recommends that you vote “for” EACH OF THE NOMINEES ON PROPOSAL 1, “FOR” ON PROPOSALS 2 AND 3, and “THREE years” on Proposal 4.

1.	To elect the five (5) nominees named in the proxy statement to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.
2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ending April 30, 2025.
3.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as described in the proxy statement.
4.	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers, as described in the proxy statement.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 3, 2025, AS THE RECORD DATE. Only holders of our common stock as of the close of business on MARCH 3, 2025, are entitled to notice of, and to vote at THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!